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                                                                    Exhibit 10.8



                              EMPLOYMENT AGREEMENT

         AGREEMENT by and between Maxxim Medical, Inc., a Texas corporation (the "Company"), and Akbar Naderi (the "Executive"), dated as of the 16th day of June, 2000.

         WHEREAS, the Company has determined to secure the services of the Executive as provided for below, and the Executive desires to secure employment with the Company as provided for below.

         NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, the parties hereto agree as follows:

         1. Employment Period. The Company shall employ the Executive, and the Executive shall serve the Company, on the terms and conditions set forth in this Agreement, for the period commencing on June 16, 2000 (the "Effective Date"), and ending on October 31, 2004 (the "Employment Period"); provided, however, that commencing on October 31, 2004 and on each annual anniversary of such date (October 31, 2004 and each annual anniversary thereof shall hereinafter be referred to as the "Renewal Date"), unless previously terminated, the Employment Period shall be automatically extended so as to terminate one year from the applicable Renewal Date, unless 90 days prior to such Renewal Date the Company or the Executive shall terminate this Agreement by giving written notice to the other party that the Employment Period shall not be so extended.

         2. Position and Duties. (a) The Executive shall serve as Vice Chairman of the Board of Directors of the Company (the "Board") and President of the Company, reporting initially to the Board or such other person as the Board may designate, with such duties and responsibilities as are customarily assigned to such position, and such other duties and responsibilities not inconsistent therewith as may be assigned to the Executive from time to time by the Company. In addition, pursuant to the Services Agreement by and among the Company, Maxxim Medical Group, Circon Holdings Corp. ("Circon Holdings") and Circon Corporation, the Executive during the Employment Period and any extensions thereto in accordance with this Agreement, to the extent so requested by the Company, shall perform services for Circon Holdings and its subsidiaries (including, without limitation, serving as acting President of Circon Holdings). The Executive shall become a member of the Board of Directors of Circon Holdings during the Employment Period.

                  (b) During the Employment Period, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive shall devote his full business time and efforts to the business and affairs of the Company (and Circon Holdings and its subsidiaries to the extent requested by the Company) and use his best efforts to carry out such responsibilities faithfully and efficiently. During the Employment Period, the Executive shall not be engaged in any other business activity (other than with respect to his duties and responsibilities to Circon Holdings) without the prior written consent of the Company except for time spent in managing his personal, financial and legal affairs, in each case only if, and to the extent that, such activities do not interfere with the performance of the Executive's duties and responsibilities hereunder.



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                  (c)      The Executive's services shall be performed at the
Company's Clearwater headquarters subject to such business travel as may be required from time to time, or such other headquarters location as the Board shall, in its discretion, determine.

         3. Cash Compensation. (a) Base Salary. During the Employment Period, the Executive shall receive a base salary (the "Annual Base Salary") at the annual rate of $425,000. The Annual Base Salary shall be payable in accordance with the Company's payroll practices as in effect from time to time, subject to applicable taxes and withholding, but no less frequently than in equal monthly installments.

                  (b) Annual Bonus. For each fiscal year ending during the Employment Period, the Executive shall be eligible to earn an annual performance bonus (the "Annual Bonus") based upon the terms and conditions of an annual bonus program to be established by the Board, and subject to applicable taxes and withholding. The terms and conditions of such an annual bonus program shall be determined in the sole and absolute discretion of the Board and may include performance goals and targets relating to the business and operations of the Company (and Circon Holdings) and shall be subject to adjustment for any restructuring charges, reserves or other matters that the Board in its sole and absolute discretion may deem appropriate. The annual bonus program established under this Agreement shall provide that the Executive shall receive an annual bonus as follows:

                  o Fiscal Year 2000 - the Executive shall receive an Annual Bonus equal to $108,333 (the "FY 2000 Bonus").

                  o Fiscal Year 2001 and thereafter - the Executive shall receive an Annual Bonus equal to (x) $325,000 to the extent that the Board determines that the Executive has achieved 100% of targeted performance for the applicable fiscal year, or (y) $700,000 to the extent that the Board determines that the Executive has achieved 125% of targeted performance (or greater) for the applicable fiscal year; provided, however, that the Executive shall be entitled to receive a minimum Annual Bonus of $216,667 in fiscal year 2001 (the "FY 2001 Bonus"); and provided, further however, that the Executive shall not be entitled to any Annual Bonus in fiscal year 2002 or any year thereafter in which he fails in the sole judgment of the Board to achieve at least 100% of the annual targeted performance for such fiscal year; provided that if the Executive remains employed through the completion of the Employment Period (October 31, 2004) the Executive shall receive the applicable Annual Bonus determined by the Board for such Fiscal Year, notwithstanding the expiration of the Employment Period and his termination of employment thereafter (other than any termination as a result of events that would have otherwise constituted Cause had this Agreement remained in effect).

         In each case set forth above, and except as provided for in Section 6(a)(i)(B)(2) hereof, payment of the Annual Bonus is expressly conditioned on the Executive remaining actively employed in good standing with the Company at the time such Annual Bonus payment is made. Any Annual Bonus payable pursuant to this subsection shall be paid in accordance with the terms of the management incentive program then applicable to the Executive, but in any



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event no later than thirty (30) days following delivery of the audited financial statements for the applicable fiscal year.

                  (c) Employee Benefit and Compensation Plans. During the Employment Period, except as otherwise expressly provided herein, the Executive shall be eligible to participate in all employee benefit plans, practices, policies and programs of the Company as made available to the Company's senior executive officers from time to time; provided that to the extent any written welfare or benefit plans so permit, the Company shall credit the Executive with his years of continuous service with Parker Hannifin Corporation for purposes of determining the Executive's eligibility and benefit entitlement.

                  (d) Office and Support Staff. During the Employment Period, the Executive shall be entitled to an office and secretarial support as made available to the Company's senior executive officers from time to time.

                  (e) Perquisites. During the Employment Period, the Executive shall be eligible to receive perquisites under the Company's practices, policies and programs as made available to the Company's senior executive officers from time to time.

                  (f) Vacation. Executive shall be entitled to be paid vacation consistent with the Company's practices, policies and programs for its senior executive officers, but in any event four (4) weeks during each twelve
(12) months of employment.

                  (g) Relocation Expenses. The Company shall pay for or reimburse the Executive for all reasonable and documented relocation and moving expenses to facilitate the Executive's relocation to the Company's headquarters in Florida (or such other locale where the Company's headquarters may be located) and incurred in connection with the relocation of the Executive's family and as agreed to in advance by the Company.

                  (h) Automobile Allowance. For so long as the Executive remains an employee in good standing under the terms of this Agreement, the Company will provide Executive with an automobile allowance of $1,000 per month.

                  (i) Financial Planning Services. For so long as the Executive remains an employee in good standing under the terms of this Agreement, the Company shall reimburse the Executive for reasonable and documented annual financial planning services in an amount not to exceed $7,500 for his initial year of employment and $3,000 per year of employment thereafter.

                  (j) Country Club Membership. For so long as the Executive remains an employee in good standing under the terms of this Agreement, the Company shall pay for or reimburse the Executive for annual country club membership dues.

         4. Equity Compensation. (a) Stock Option Grant. The Executive shall receive a grant of stock options for 750,000 shares of the Company's common stock (the "Maxxim Options") under the Company's 1999 Stock Incentive Plan (the "1999 Plan"). The foregoing grant shall be effective as of the Effective Date and shall be subject to a per share exercise price of $5. The Maxxim Options shall vest in 25% increments on each anniversary of the Effective Date for so long as the Executive remains employed; provided that no vesting of any portion of



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the Maxxim Options shall occur unless the Executive purchases the Maxxim Stock
(as defined below) and the 22,500 shares of common stock of Circon that the Executive is required to purchase pursuant to that certain letter agreement by and between the Executive and Circon (the "Circon Stock"); and provided further that in the event of Change in Control (as defined in Annex 1 attached hereto) any unvested Maxxim Options shall immediately vest and become exercisable. The Maxxim Options shall consist of non-qualified stock options under the terms of the 1999 Plan. Unless otherwise provided for herein, the terms of the 1999 Plan and the individual form of option agreement issued pursuant to the 1999 Plan (a form of which is attached hereto as Exhibit B) shall govern the Executive's rights and obligations with respect to the Maxxim Options.

                  (b) Stock Purchase. During the 120-day period commencing as of the Effective Date, the Executive shall purchase 127,500 shares of common stock in the Company for an aggregate purchase price of $637,500 ($5 per share) (the "Maxxim Stock"). Should the Executive elect to purchase the Maxxim Stock, the purchase price shall be paid as follows: (i) one-half (50%) or $318,750 shall be paid in cash at the time of purchase; and (ii) subject to the receipt by the Company of the cash payment in subclause (i), one-half (50%) or $318,750 shall be payable by delivery of a promissory note (the "Promissory Note") issued by the Executive to the Company, in the form attached hereto as Exhibit A-1. The Promissory Note shall be secured by a pledge of the Maxxim Stock, pursuant to the form of Stock Pledge Agreement attached hereto as Exhibit A-2. In connection with this purchase of the Maxxim Stock, the Executive represents and warrants as provided for in Annex 2 hereto.

         All Maxxim Stock purchased pursuant to this Section 4 shall be governed in all respects and be subject to the provisions of the Company Stockholder's Agreement dated as of November 12, 1999 (the "Stockholders' Agreement"); it being understood that (i) Executive shall be deemed to be a "Stockholder" for purposes of the Stockholders' Agreement, (ii) Executive shall be subject in all respects to the transfer restrictions set forth in Article 2 of the Stockholders' Agreement, and (iii) the Executive shall not be deemed to be an "Executive Management Investor" for purposes of Article 4 of the Stockholders' Agreement. Executive covenants and agrees that he shall take all necessary steps to become a signatory to the Stockholders' Agreement together with any amendments thereto.

         5. Termination of Employment. (a) Death or Disability. The Executive's employment shall terminate automatically upon the Executive's death during the Employment Period. The Company shall, to the full extent permitted by law, be entitled to terminate the Executive's employment because of the Executive's "Disability" (as herein defined) during the Employment Period. "Disability" means that the Executive has been unable to perform or has not, for a period of three months, or for a total of 90 days in any given period of twelve months, performed, the Executive's duties under this Agreement, as a result of physical or mental illness or injury or otherwise as reasonably determined by the Company.

                  (b) By the Company. (i) The Company may terminate the Executive's employment during the Employment Period for Cause or without Cause. For purposes of this Agreement, the term "Cause" shall be defined as: (A) the Executive's continuing failure to substantially perform his duties or obligations under this Agreement, after specific written demand from the Company regarding such failure to perform, or (B) the Executive's willful


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engaging in misconduct which is materially and demonstrably injurious to the
Company, Circon Holdings or any of their respective affiliates. This subclause
(B) shall be triggered without a showing of injury to the Company in the event that (i) the Executive is charged with a felony; (ii) the Company reasonably determines that the Executive committed any fraud, embezzlement, dishonesty or breach of business ethics (and such breach of business ethics has an adverse effect on the reputation, business or prospects of the Company); (iii) the Executive commits any material breach of any Company bona fide policies or procedures; (iv) the Executive commits any breach of Section (7) or (8) of this Agreement; or (v) the Executive fails to purchase the Maxxim Stock pursuant to
Section 4(b) hereof and the Circon Stock, as provided for in the letter agreement between the Executive and Circon Holdings Corporation, dated as of June 16, 2000.

                  (c) By the Executive for Good Reason. (i) For purposes of this Agreement, "Good Reason" means:

                           A. any change in the Executive's title to one of lesser status;

                           B.       any reduction in the Executive's Annual
                  Base Salary;

                           C. assignment to the Executive of any duties inconsistent with his position, duties or responsibilities as of the Effective Date (other than any duties or responsibilities assigned to the Executive regarding the business and affairs of Circon Holdings); or

                           D. continuing failure by the Company to substantially comply with any material provision of this Agreement, other than failures that are not taken in bad faith and are remedied by the Company within 10 business days after receipt of written notice thereof from the Executive.

                           (ii)     A termination of employment by the
Executive for Good Reason shall be effectuated by giving the Company written notice ("Notice of Termination for Good Reason") of the termination, setting forth the conduct of the Company that constitutes Good Reason within thirty
(30) days of the Executive's knowledge or constructive knowledge of the alleged event giving rise to Good Reason and the failure of the Executive to give notice within such thirty (30) day period shall result in a complete and irrevocable waiver of any claim by the Executive that such conduct constituted Good Reason. A termination of employment by the Executive for Good Reason shall be effective 30 days following the date when the Notice of Termination for Good Reason is given, unless the Company shall, in its discretion, elect to terminate the Executive for any reason at an earlier time after the delivery of such notice, or the Company shall at any time have Cause to terminate the Executive, in which case such Notice of Termination for Good Reason shall be ineffective.

                  (d) Date of Termination. The "Date of Termination" means the date of the Executive's death, disability, or the date on which the termination of the Executive's employment by the Executive for Good Reason is effective, or the date on which the Company gives the Executive notice of a termination of employment with cause or without Cause, as the case may be.


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         6.       Obligations of the Company upon Termination. (a) Other Than for Cause, Death or Disability; Good Reason. If, during the Employment Period, the Company terminates the Executive's employment, other than for Cause or Disability, or the Executive terminates his employment for Good Reason (except with respect to subclause (a)(i)(B)(2) below), the Company shall pay the amounts and, continue the benefits described below. The payments and other provisions provided pursuant to this Section 6(a) are intended as liquidated damages for the termination of the Executive's employment by the Company other than for Cause or Disability or for the actions of the Company leading to a termination of the Executive's employment by the Executive for Good Reason and shall be the sole and exclusive remedy therefor; provided further that as a condition precedent for the receipt of such payments the Executive shall execute and deliver a general release (in the form attached hereto as Exhibit
C) of all claims against the Company.

                  (i)      The amounts to be paid as described above are:

                           A. The Executive's earned and accrued but unpaid cash compensation, in the form of a lump-sum payment, to be paid within 30 days after the Date of Termination, which shall equal the sum of (1) any portion of the Executive's Annual Base Salary earned through the Date of Termination that has not yet been paid, (2) any earned and unpaid Annual Bonus that was earned by the Executive for a prior fiscal year and that was declared due and owing by the Company; and (3) any accrued but unpaid vacation time (but without giving effect to any carry-over of unused time from prior years), in each case subject to applicable taxes and withholding (the amounts set forth in subclauses (1)-(3) constitute the "Accrued Obligation").

                           B. (1) A payment, payable in accordance with the Company's standard monthly payroll practices in equal monthly installments, and subject to withholding and taxes, of an amount determined by the following formula: $35,417 x (36 - the aggregate number of months during which the Executive has rendered any services under this Agreement during the Employment Period); provided that in no event shall the Executive receive less than eighteen (18) months severance under this Section 6(a)(i)(B).

                                    (2)      If the Executive is terminated by
                           the Company without Cause, if such termination occurs in (x) FY 2000, a pro rata portion of the FY 2000 Bonus (with such pro ration based on the actual number of full months the Executive remained employed during the applicable fiscal year divided by 12), (y) FY2001, a pro rata portion of the FY 2001 Bonus (with such pro ration based on the actual number of full months the Executive remained employed during the applicable fiscal year divided by 12) and (z) in any other fiscal year, a pro rata portion of the Annual Bonus up to the date of termination (based on the extent to which (i) targeted performance has been met for each completed quarter as of the date of termination and (ii) the actual number of full months the Executive remained employed during the applicable fiscal year divided by 12).


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                  (ii)     The payments provided for in Subsection 6(a)(i)(B)
                           above (other than the pro rata portion of any Annual Bonus otherwise due the Executive pursuant to Subsection 6(a)(i)(B)(2) above as of the date of his termination) shall immediately cease if Executive is offered, within 60 days of the termination of his employment, full-time employment with Fox Paine & Co., LLC ("FPC") or any of its affiliates (including any entity, which directly or indirectly, controls, is controlled by or is under common control with,
                           FPC) in a position of substantially equivalent title and responsibilities providing for an annual base salary comparable to the base salary for which the Executive was eligible at the time of his termination, and requiring that the Executive's executive offices be located at Foster City, California or at a location within a reasonable commuting distance of the Executive's home or then principal executive offices of the Company; provided that if Executive accepts such offer and Executive's employment is terminated by FPC prior to October 31, 2004, the Company shall pay to the Executive the payments (if any) provided for in Subsection 6(a)(i)(B)(1) so long as the events giving rise to Executive's termination by FPC would not have constituted Cause hereunder, and after aggregating service with the Company and FPC for purposes of determining the extent to which Executive has "rendered any services under this Agreement during the Employment Period" for purposes of Subsection 6(a)(i)(B)(1).

                  (iii) Executive shall be entitled to retain the Maxxim Options and Maxxim Stock vested as of the Date of Termination (but without giving effect to the additional 30 days following delivery of a Notice of Termination for Good Reason) in each case subject to the terms of the 1999 Plan, Stockholder's Agreement and any other applicable documents. All unvested Maxxim Options and Maxxim Stock shall be cancelled upon the Executive's termination for any reason and be of no further force and effect.

                  (b) Death or Disability. If the Executive's employment is terminated by reason of the Executive's death or Disability during the Employment Period, the Company shall pay the Accrued Obligations to the Executive or the Executive's estate or legal representative, as applicable, in a lump-sum payment (subject to applicable taxes and withholding) within 30 days after the Date of Termination, and the Company shall have no further obligations under this Agreement. In the event of the Executive's death, all of the unvested Options shall be immediately canceled. In the event of the Executive's disability, the Options shall be governed by the terms of the 1999 Plan and relevant stock option agreements.

         (c) Cause; Other than for Good Reason. If the Executive's employment is terminated by the Company for Cause during the Employment Period, or if the Executive terminates his employment during the Employment Period other than for Good Reason, the Company shall pay the Executive, in a lump-sum payment (subject to applicable taxes and



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withholding) within 30 days of the Date of Termination, any earned and unpaid
Annual Base Salary through the Date of Termination, and any Maxxim Options held by the Executive (whether vested or unvested) shall be immediately canceled, and the Company shall have no further obligations under this Agreement.

         7. Confidential Information; Work Product. The Executive acknowledges that as a senior executive of the Company he is familiar with a range of confidential proprietary information regarding the Company and its affiliates. The Executive further acknowledges and agrees that his employment by the Company will, throughout the Employment Period, bring him into close contact with the confidential affairs of the Company and its affiliates, including information about their client and customer lists and information concerning proprietary manufacturing formulations and processes, costs, profits, real estate, markets, sales, products, key personnel, pricing policies, operational methods, patents, medical device designs and procedures, technical processes and other business affairs and methods and other information not readily available to the public, and plans for future development. The Executive further acknowledges that the services to be performed under this Agreement are of a special, unique, unusual, extraordinary and intellectual character. The Executive further acknowledges that the business of the Company and its subsidiaries is international in scope, that its products are marketed throughout the world, that the Company competes in nearly all of its business activities with other entities that are or could be located in nearly any part of the world and that the nature of the Executive's services, position and expertise are such that he is capable of competing with the Company from nearly any location in the world. In recognition of the foregoing, the Executive covenants and agrees:

                  (a) The Executive acknowledges that the Executive will have knowledge of certain trade secrets of the Company, including, without limitation, information concerning its client and customer lists and information concerning proprietary manufacturing formulations and processes. The Executive shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliates, and their respective businesses, (including, without limitation, any client names, client lists, trade secrets, research, proprietary manufacturing formulations and processes, medical device designs and procedures, secret data, business methods, operating procedures or programs), which shall have been obtained by the Executive during the Executive's employment by the Company and which shall not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement) (collectively the "Trade Secrets and Confidential Information"). After termination of the Executive's employment with the Company, except as may be required by law, the Executive shall not communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. The Executive further acknowledges that should he become involved in a "Competing Business" (as defined in Section 8(a) hereof), it would be an inevitable outcome of such activity that Trade Secrets and Confidential Information would be disclosed during the course of his involvement. For the purposes of this Section 7, information shall not be deemed to be publicly available merely because it is embraced by general disclosures or because individual features or combinations thereof are publicly available. All records, files, memoranda, reports, customer lists, documents and the like that the Executive uses, prepares or receives during the course of the Executive's employment shall remain the sole



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property of the Company or one or more of its affiliates, as applicable, and shall be turned over to the Company or its affiliates upon termination of the Executive's employment.

                  (b) In view of the fact that the services to be rendered by the Executive on behalf of the Company are of special, unique and extraordinary character, while employed by the Company or any of its affiliates and for three years after the Executive's termination of employment for any reason, the Executive will not, without the written consent of the Board, directly or indirectly: (i) attempt in any manner to persuade any client or customer of the Company or any of its affiliates to cease to do business or to reduce the amount of business which any client or customer has customarily done or contemplates doing with the Company or any of its affiliates; (ii) solicit business of any client or customer of the Company or any of its affiliates unless such solicitations are rendered as an employee of the Company or such affiliates to the extent such business is of the sort then engaged in, or proposed to be engaged in, by the Company or its affiliates; or (iii) render any services of the type usually rendered by the Company or an affiliate for any such client or customer of the Company or any of its affiliates (unless such services are rendered as an employee of the Company or such affiliates), in the case of clauses (i), (ii) and (iii), whether or not the relationship between the Company or such affiliate and such client or customer was originally established, in whole or in part, through the Executive's efforts.

                  (c) While employed by the Company or any of its affiliates and for three years after the Executive's termination of employment for any reason, the Executive will not, directly or indirectly, on behalf of the Executive or any other person, solicit for employment by other than the Company or such affiliates any person then employed by the Company or its affiliates.

                  (d) The Executive acknowledges that during the Employment Period, the Executive may conceive of, discover, invent or create inventions, improvements, new contributions, literary property, computer programs and software material, ideas and discoveries, whether patentable or copyrightable or not (all of the foregoing being collectively referred to herein as "Work Product"), and that various business opportunities shall be presented to the Executive by reason of the Executive's employment by the Company. The Executive acknowledges that all of the foregoing shall be owned by and belong exclusively to the Company and that the Executive shall have no personal interest therein, provided that they are either related in any manner to the business (commercial or experimental) of the Company, or are, in the case of Work Product, conceived or made on the Company's time or with the use of the Company's facilities or materials, or, in the case of business opportunities, are presented to the Executive for the possible interest or participation of the Company. The Executive shall (i) promptly disclose any such Work Product and business opportunities to the Company; (ii) assign to the Company, upon request and without additional compensation, the entire rights to such Work Product and business opportunities; (iii) sign all papers necessary to carry out the foregoing; and (iv) give testimony in support of the Executive's inventorship or creation in any appropriate case. The Executive agrees that the Executive will not assert any rights to any Work Product or business opportunity as having been made or acquired by the Executive prior to the Date of this Agreement except for Work Product or business opportunities, if any, disclosed to and acknowledge by the Company in writing prior to the Date hereof.



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                  (e)      The Executive acknowledges and agrees that: (i) the
purposes of Section 7 are to protect the goodwill and Trade Secrets and Confidential Information of the Company and its affiliates for whom the Executive performs services under this Agreement, and to prevent the Executive from interfering with the business of the Company and such affiliates as a result of or following termination of the Executive's employment with the Company; (ii) that the covenants of Section 7, are being given in part in consideration for the consideration being received by the Executive hereunder;
(iii) because of the nature of the business in which the Company and its affiliates are engaged and because of the nature of the Trade Secrets and Confidential Information to which the Executive has access, it would be impractical and excessively difficult to determine the actual damages of the Company and its affiliates in the event the Executive breached any of the covenants of Section 7; and (iv) remedies at law (such as monetary damages) for any breach of the Executive's obligations under Section 7 would be inadequate. The Executive therefore agrees and consents that if the Executive commits any breach of a covenant under this Section 7 or threatens to commit any such breach, the Company and its affiliates shall have the right (in addition to, and not in lieu of, any other right or remedy that may be available to it) to
(i) temporary and permanent injunctive relief from a court of competent jurisdiction, without posting any bond or other security and without the necessity of proof of actual damage and (ii) to implement the repayment obligations set forth more fully in Annex 3 hereto and the Executive acknowledges and agrees that the provisions of Annex 3 shall be enforceable independently and severally with respect to any violation arising hereunder, notwithstanding the applicability of Annex 3 to any violations of Section 8 hereof. With respect to any provision of Section 7 finally determined by a court of competent jurisdiction to be unenforceable, the Executive, the Company and its affiliates hereby agree that such court shall have jurisdiction to reform this Agreement or any provision hereof so that it is enforceable to the maximum extent permitted by law, and the parties agree to abide by such court's determination. If any of the covenants of Section 7 are determined to be wholly or partially unenforceable in any jurisdiction, such determination shall not be a bar to or in any way diminish the right of the Company or its affiliates to enforce any such covenant in any other jurisdiction.

                  (f) The provisions of Section 7 shall remain in full force and effect until the expiration of the period specified herein notwithstanding the earlier termination of the Executive's employment hereunder.

         8. Non-Competition. The Executive acknowledges that as a senior executive of the Company he is familiar with a range of confidential proprietary information regarding the Company and its affiliates. The Executive further acknowledges and agrees that his employment by the Company will, throughout the Employment Period, bring him into close contact with the confidential affairs of the Company and its affiliates, including information about their client and customer lists and information concerning proprietary manufacturing formulations and processes, costs, profits, real estate, markets, sales, products, key personnel, pricing policies, operational methods, patents, medical device designs and procedures, technical processes and other business affairs and methods and other information not readily available to the public, and plans for future development. The Executive further acknowledges that the services to be performed under this Agreement are of a special, unique, unusual, extraordinary and intellectual character. The Executive further acknowledges that the business of the Company and its subsidiaries is international in scope, that its products are marketed throughout the world, that the Company competes in nearly all of its business activities with other entities that are or could be located in nearly any part of the world and that the nature of the Executive's services, position and expertise are such that he is capable of competing with the Company from nearly any location in the world. In recognition of the foregoing, the Executive covenants and agrees:

                  (a) While employed by the Company or any of its affiliates and for eighteen (18) months after the Executive's termination of employment for any reason, the Executive will not, directly or indirectly, for the Executive's own account or the account of others, own, manage, operate, control or participate in the ownership, management, operation or control of or be connected as a principal, employee, officer, director, independent contractor, representative, stockholder, financial backer, partner, advisor, manager, consultant or in any other individual or representative capacity with any business which engages in any business within any market area served by the Company or any of its affiliates involving the development, manufacture, distribution or marketing of any hospital or medical products of the type developed, manufactured, distributed or marketed by the Company or its affiliates at any time within two years prior to the termination of the Executive's employment (a "Competing Business"). Ownership for personal investment purposes only of less than 5% of the voting stock of any publicly held Competing Business shall not constitute a violation hereof.

                  (b) The Executive acknowledges and agrees that: (i) the purposes of Section 8 are to protect the goodwill and Trade Secrets and Confidential Information of the Company and its affiliates for whom the Executive performs services under this Agreement, and to prevent the Executive from interfering with the business of the Company and such affiliates as a result of or following termination of the Executive's employment with the Company; (ii) that the covenants of Section 8, are being given in part in consideration for the consideration being received by the Executive hereunder;
(iii) because of the nature of the business in which the Company and its affiliates are engaged and because of the nature of the Trade Secrets and Confidential Information to which the Executive has access, it would be impractical and excessively difficult to determine the actual damages of the Company and its affiliates in the event the Executive breached any of the covenants of Section 8; and (iv) remedies at law (such as monetary damages) for any breach of the Executive's obligations under Section 8 would be inadequate. The Executive therefore agrees and consents that if the Executive commits any breach of a covenant under this Section 8 or threatens to commit any such breach, the Company and its affiliates shall have the right (in addition to, and not in lieu of, any other right or remedy that may be available to it) to
(i) temporary and permanent injunctive relief from a court of competent jurisdiction, without posting any bond or other security and without the necessity of proof of actual damage and (ii) to implement the repayment obligations set forth more fully in Annex 3 hereto. With respect to any provision of Section 8 finally determined by a court of competent jurisdiction to be unenforceable, the Executive, the Company and its affiliates hereby agree that such court shall have jurisdiction to reform this Agreement or any provision hereof so that it is enforceable to the maximum extent permitted by law, and the parties agree to abide by such court's determination. If any of the covenants of Section 8 are determined to be wholly or partially unenforceable in any jurisdiction, such determination shall not be a bar to or in any way diminish the right of the Company or its affiliates to enforce any such covenant in any other jurisdiction.

                  (c) The provisions of Section 8 shall remain in full force and effect until the expiration of the period specified herein notwithstanding the earlier termination of the Executive's employment hereunder.

         9. Successors. (a) This Agreement is personal to the Executive and, without the prior written consent of the Company, shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

                  (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns, and may be assigned by the Company in connection with any sale, transfer or other disposition of all or substantially all of its business and assets.

         10. Indemnification. The Executive shall be entitled throughout the Employment Period in the capacity as an officer or director of the Company or any of its subsidiaries, or as a member of any other governing body or any partnership or joint venture in which the Company has an equity interest (and after the term of employment, to the extent relating to any continued service as such officer, director or member) to the benefit of the indemnification provisions contained in the Certificate of Incorporation and By-Laws of the Company as in effect from time to time, to the extent not prohibited by applicable law at the time of the assertion of any liability against the Executive.

         11. Post-Termination Assistance. For so long as the Executive is receiving any payments pursuant to this Agreement, the Executive shall cooperate, at the reasonable request of the Company (i) in the transition of any matter for which the Executive had authority or responsibility during the Employment Period, or (ii) with respect to any other matter involving the Company for which the Executive may be of assistance.

         12. Arbitration. Subject to the provisions of Sections 7 and 8 hereof, the Company and the Executive agree that any disputes with respect to this Agreement shall be subject to binding arbitration in San Mateo County, California, in accordance with the rules of the Commercial Panel of American Arbitration Association. All aspects of the arbitration, including the existence of such proceedings, all claims and allegations arising in such proceeding and the results of such arbitration shall be treated as confidential information subject to Section 7 and 8 hereof, except to the extent disclosure of such information is required by law, and shall be final and binding on the parties thereto. Each party agrees to pay for the costs of arbitration and its own attorneys' fees and expenses incurred as a result of such arbitration. The dispute shall be submitted to a single arbitrator to be mutually agreed upon by the parties who shall apply California law as provided for in Section (13) below. If the parties cannot agree upon a single arbitrator, each party shall appoint one arbitrator who shall then jointly appoint a third arbitrator. Judgment upon the arbitration award may be entered in any court having jurisdiction.

         13. Miscellaneous. (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, applicable to agreements made and to be performed entirely within such state. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified except by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                  (b) All notices and other communications under this Agreement shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Executive, to the Executive's address

                  as maintained by the Company.

                  with a copy to:

                  Stephen P. Webb, Esq.
                  Tilles, Webb, Kulla & Grant
                  433 North Camden Drive
                  Beverly Hills, California 90210

                  If to the Company:

                  Maxxim Medical, Inc.
                  10300 49th Street North
                  Clearwater, Florida 33762
                  Facsimile: 727-561-2170
                  Attention: General Counsel

or to such other address as either party furnishes to the other in writing in accordance with this Section 13. Notices and communications shall be effective when actually received by the addressee.

                  (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. If any provision of this Agreement shall be held invalid or unenforceable in part, the remaining portion of such provision, together with all other provisions of this Agreement, shall remain valid and enforceable and continue in full force and effect to the fullest extent consistent with law, and the invalid or unenforceable provision shall be deemed to have been redrafted as if in the original, so as to be valid and enforceable to the maximum extent permissible under applicable law.

                  (d) Notwithstanding any other provision of this Agreement, the Company may withhold from amounts payable under this Agreement all federal, state, local and foreign taxes that are required to be withheld by applicable laws or regulations.

                  (e) The failure of the Executive or the Company to insist upon strict compliance with any provision of, or to assert any right under, this Agreement shall not be deemed to be a waiver of such provision or right or of any other provision of or right under this Agreement.

                  (f) The Executive and the Company acknowledge that this Agreement represents the complete agreement between the parties and supersedes any other agreement between them concerning the subject matter hereof, including the letter dated June 5, 2000 from Fox Paine & Company, LLC, which shall be terminated as of the Effective Date and without any force or effect. This Agreement may not be modified except by express written agreement between the parties.

                  (g) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and which together shall constitute one instrument.

                  (h) Whenever this Agreement provides for any payment to the Executive's estate, such payment may be made instead to such beneficiary or beneficiaries as the Executive may designate by written notice to the Company. The Executive shall have the right to revoke any such designation and to redesignate a beneficiary or beneficiaries by written notice to the Company (and to any applicable insurance company) to such effect.

                  (i) The Executive represents and warrants to the Company that this Agreement has been duly authorized, executed and delivered by the Executive and the execution of this Agreement and the performance of the Executive's obligations hereunder does not and will not constitute a breach of, or conflict with the terms or provisions of, any agreement or understanding to which the Executive is a party (including, without limitation, any other employment agreement). The Company represents and warrants to the Executive that this Agreement has been duly authorized, executed and delivered by the Company and the execution of this Agreement and the performance of the Company's obligations hereunder does not and will not constitute a breach of, or conflict with the terms or provisions of, any agreement or understanding to which the Company is a party.

                  (j) Neither the Executive, his legal representative nor any beneficiary designated by the Executive shall have any right, without the prior written consent of the Company, to assign, transfer, pledge, hypothecate, anticipate or commute to any person or entity any payment due in the future pursuant to any provision of this Agreement, and any attempt to do so shall be void and shall not be recognized by the Company.

                  (k) Each of the parties has been represented by counsel (or has had the opportunity to be so represented) in the negotiation and preparation of this Agreement. The parties agree that this Agreement is to be construed as jointly drafted. Accordingly, this Agreement will be construed according to the fair meaning of its language, and the rule of construction that ambiguities are to be resolved against the drafting party will not be employed in the interpretation of this Agreement.

                  (l) Notwithstanding the expiration, non-renewal or termination of this Agreement, the provisions of Sections (7), (8), (9) (11) and (12) of the Agreement shall continue in full force and effect and remain fully binding upon the parties to the extent provided for therein.

         IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization of its Board of Directors, the Company has caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.

/s/ Akbar Naderi
-----------------------------
Akbar Naderi


Maxxim Medical, Inc.


By:/s/ Saul A. Fox
   --------------------------



Title:Chairman
      -----------------------

                                    ANNEX 1

         For purposes of this Agreement "Change in Control" shall mean (i) the acquisition by any "Person" or "Group" (as such terms are used in Regulation 13D under the Securities Exchange Act of 1934, as amended) other than Fox Paine & Company, LLC or any of its "affiliates" (as defined below) or any "Person" or "group" that is a stockholder of the Company as of the Effective Date of beneficial ownership of a majority or more of the Company's outstanding voting securities; or (ii) any sale, lease, exchange or other transfer in one transaction or a series of related transactions, other than a transfer to an entity which is majority controlled by Fox Paine & Company, LLC or any affiliate thereof, any other "Person" or "Group" that is a stockholder of the Company as of the Effective Date or any entity with substantially the same equity holders as the Company immediately prior to such transfer, of all or substantially all of the assets of the Company or its operating subsidiaries (taken together). For purposes of this Annex 1, "affiliate" of Fox Paine & Company, LLC shall mean a person or entity directly or indirectly controlled by, controlling or under common control with Fox Paine & Company, LLC and their equity holders.

                                    ANNEX 2

                         REPRESENTATIONS AND WARRANTIES

         In connection with the purchase and sale of the Maxxim Stock hereunder, Executive represents and warrants to the Company that:

         (a) The Maxxim Stock to be acquired by Executive pursuant to this Agreement shall be acquired for Executive's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Maxxim Stock shall not be disposed of in contravention of the Securities Act or any applicable state securities laws.

         (b) Executive is an executive officer of the Company, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Maxxim Stock. Executive is an "accredited investor", as defined in Regulation D promulgated under the Securities Act.

         (c) Executive is able to bear the economic risk of Executive's investment in the Maxxim Stock for an indefinite period of time because the Maxxim Stock has not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

         (d) Executive has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Maxxim Stock and has had full access to such other information concerning the Company as Executive has requested. Executive has reviewed, or has had an opportunity to review, a copy of the Stockholders' Agreement.

         (e) This Agreement constitutes the legal, valid and binding obligation of Executive, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Executive does not and shall not conflict with, violate or cause a breach of any agreement, contract or instrument to which Executive is a party or any judgment, order or decree to which Executive is subject.

         (f) Executive is not a party to or bound by any employment agreement, noncompete agreement or confidentiality agreement with any person or entity other than the Company.

         (g) Executive has consulted with independent legal counsel regarding his rights and obligations under this Agreement and that he fully understands the terms and conditions contained herein. Executive has obtained advice from persons other than the Company and its counsel regarding the tax effects of the transaction contemplated hereby.

                                    ANNEX 3

                     OPTION AND RESTRICTED STOCK FORFEITURE

         Forfeiture of Options and Restricted Stock and Gains Realized upon Prior Option Exercises or Sale of Stock. Unless otherwise determined by the Board of Directors of the Company, the Maxxim Options granted under this Employment Agreement, together with any future options grants made to the Executive or options on the common stock of, Circon Holdings, shall be subject to the following additional forfeiture conditions (the Maxxim Options and any future options (including options on Circon Holdings) shall be referred to herein as the "Options" to which the Executive, by accepting such Options, hereby agrees. In the event of the Executive's breach or failure to comply with any of the terms or conditions of Sections 7 or 8 of this Employment Agreement (a "Forfeiture Event"), all of the following forfeitures will result:

         (i) The unexercised portion of the Options will immediately be forfeited and canceled upon the occurrence of the Forfeiture Event; and

         (ii) The Executive will be obligated to repay to the Company, in cash, within five (5) business days after demand is made therefore by the Company, the total amount of Award Gain (as defined herein) realized by the Executive (I) upon each exercise of the Options that occurred on or after (A) the date that is six (6) months prior to the Forfeiture Event, if the Forfeiture Event occurred while the Executive was employed by the Company or a subsidiary or affiliate, or (B) the date that is six (6) months prior to the date that Executive's employment by the Company or a subsidiary or affiliate terminated, if the Forfeiture Event occurred after the Executive ceased to be so employed, or (II) upon any sale, transfer or other disposition of the common stock of the Company or Circon Holdings (other than the Maxxim Stock) (the "Stock"). For purposes of this Annex 3, the term "Award Gain" shall mean (i) in respect of a given Options exercise, the product of (X) the Fair Market Value per share of stock at the date of such exercise (without regard to any subsequent change in the market price of such share of stock) minus the exercise price times (Y) the number of shares as to which the Options were exercised at that date, and (ii), in respect of any sale of Stock, the value of any cash or the Fair Market Value of stock or property paid or payable to the Executive less any cash or the Fair Market Value of any stock or property (other than stock or options which would have itself been forfeitable hereunder and excluding any payment of tax withholding) paid by the Executive to the Company as a condition or in connection with the acquisition of such Stock or amount otherwise included in subclause (i) above.

                                  EXHIBIT A-1

           THIS NOTE IS ISSUED TO SECURE PAYMENT FOR SHARES OF MAXXIM
                     CORPORATION STOCK SOLD TO THE MAKER.


                                PROMISSORY NOTE

$318,750          New York, New York
_______________ __, 2000



         FOR VALUE RECEIVED, the undersigned (the "Maker") promises to pay to the order of MAXXIM MEDICAL, INC., a Texas corporation (the "Company"), at its principal, executive offices, the principal sum of THREE HUNDRED EIGHTEEN THOUSAND SEVEN HUNDRED AND FIFTY DOLLARS ($318,750), in lawful money of the United States of America, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment. This Note shall bear interest annually at the compounded rate of 10% provided, that, all interest accrued on the Note through to and including the fifth anniversary of the issuance date shall be added to the initial principal amount of the Note, and not be due and payable currently, and, provided, further, that on or after the fifth anniversary of the issuance date, interest shall be due and owing annually on the then outstanding principal of this Note and payable in cash on each subsequent anniversary of the date of issuance; and provided further that if Maker elects in writing to have this Note be fully recourse against the Maker and his personal assets in addition to the Collateral (as defined below) then from the date of such election this Note shall bear cash interest annually at the compounded rate of 6%. This Note shall be due and payable in full nine years from the date set forth above, subject to (i) mandatory payments equal to 25% of the then outstanding principal on the sixth, seventh, eighth and ninth anniversary of the date of issuance, (ii) payment in full of any remaining principal and/or interest then due and owing as of the ninth anniversary of the date of issuance and (iii) prepayment from the proceeds from the sale by Maker of any shares of the common stock of the Company, par value $.01 per share ("Common Stock"), or any options to purchase shares of Common Stock, as provided below. The Maker shall have the right and privilege of prepaying this Note at any time or times, in whole or in part, without notice or penalty, in principal amounts of no less than $5,000. All past due installments of principal shall bear penalty interest at the highest rate permitted by applicable law, or if no such maximum rate is established by applicable law, then at the rate of eighteen percent (18%) per annum. The Maker, as well as any persons or entities to become liable for the payment of this Note, hereby expressly waive demand or presentment for payment of this Note, notice of nonpayment, protest, suit, acceleration, intention to accelerate, diligence and/or any notice of, or defense on account of, the extension of time of payment or change in the method of payments, and/or any modification of the terms hereof or any instrument securing or guaranteeing the payment hereof, and consent to any and all renewals and extensions in the time of payment hereof, and/or any modification of the terms hereof or any instrument securing or guaranteeing the payment hereof, and to any substitutions, exchange or release of any security herefor or the release of any party primarily or secondarily liable herefor, and further agree that the acceptance of late payment hereunder by the Company, waiver or other forgiveness of any other defaults by Maker, shall not constitute a waiver by the Company of any subsequent defaults, late payments or other violations of the Maker's obligations hereunder and/or in the terms of any instrument securing or guaranteeing the payment hereof. If this
Note is not paid when due (whether the same becomes due by acceleration or otherwise) and is placed in the hands of an attorney for collection, or if suit is filed hereon, or if this Note shall be collected by legal proceedings or through a probate or bankruptcy court, the Maker agrees to pay all costs of collection, including reasonable attorneys' fees.

         This Note shall be construed in accordance with the laws of the State of New York and the laws of the United States applicable to transactions in New York.

         The payment of this Note is non-recourse to the Maker other than with respect to the 127,500 shares of Common Stock sold to the Maker (the "Shares") and is secured by the pledge of the Shares pursuant to the Stock Pledge Agreement executed as of the date hereof, together with all proceeds, monies, income and benefits attributable or accruing to such Shares which Maker is or may hereafter become entitled to receive on account of such Shares, including, but not by way of limitation, all dividends and other distributions on or with respect thereto whether payable in cash, stock or other property and all subscription and other rights (collectively, the "Collateral"). Maker hereby pledges, assigns, transfers, delivers and grants to the Company a security interest in the Collateral to secure performance and payment of all obligations and indebtedness of Maker hereunder, and delivers the certificate representing the Collateral to the Company, together with a stock power endorsed in blank, to secure such pledge. A portion of the Collateral may be released from this pledge upon partial payment of the Note without altering, varying or diminishing in any way the force, effect, lien, security interest or charge of this pledge as to the Collateral not expressly released, and this pledge shall continue as a first and prior lien and charge on all of the Collateral not expressly released until this Note has been paid in full. Partial release of the Collateral upon prepayment of a portion of the principal amount of the Note may be made in the sole discretion of the Company in the amounts deemed appropriate by it.

         So long as this Note is outstanding, then upon the sale by Maker of any shares of Common Stock (including, but not limited to, any of the Shares held as part of the Collateral), or the sale by Maker of any options to acquire shares of Common Stock, the repayment of an amount due under this Note, equal to the proceeds of such shares remaining after the payment by Maker of any and all applicable taxes and reasonable fees and charges shall be accelerated and shall become immediately due and payable, and Maker shall deliver to the Company all of the proceeds of such sales remaining after the payment of any and all applicable taxes and reasonable fees and charges until this Note is repaid in full, including the amount of any interest that may become due hereunder. Furthermore, in the event that the Maker breaches or fails to comply with any of the terms or conditions of Sections 7 or 8 of the employment agreement between the Company and Akbar Naderi (the "Employment Agreement"), then this Note shall accelerate and all amounts owed hereunder shall become immediately due and payable.

         All notices hereunder shall be in writing and shall be deemed to have been delivered on the date personally delivered or on the date mailed, first class, registered or certified mail, postage prepaid, if addressed to the respective parties hereto at their addresses as shown in the corporate records of the Company.

         IN WITNESS WHEREOF, the Maker has executed this Note as of the date first above written.

MAKER:   Akbar Naderi                       Name:
                                                 ------------------------------


The Company as secured party:

MAXXIM MEDICAL, INC.


By:
   --------------------------

                                  EXHIBIT A-2

                             STOCK PLEDGE AGREEMENT

         THIS STOCK PLEDGE AGREEMENT (this "Agreement") is made as of _________ ___, 2000, by and between Akbar Naderi ("Pledgor") and Maxxim Medical, Inc., a Texas corporation (the "Company"). Any capitalized terms used herein but not defined shall have the meanings assigned to them in the Employment Agreement.

         The Company and Pledgor are parties to an Employment Agreement (the "Employment Agreement"), dated as of the date hereof, pursuant to which the Company sold to Pledgor 127,500 shares of the Company's Common Stock (the "Pledged Interest"), all of which are pledged pursuant to this Agreement, and the Company has permitted the Pledgor to pay the purchase price therefor, in part, by delivery to the Company of a promissory note in the aggregate principal amount of $318,750 (the "Note"). This Agreement provides the terms and conditions upon which the Note is secured by a pledge to the Company of the Collateral (as defined below).

         NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Company to accept the Note as payment for the Pledged Interest, Pledgor and the Company hereby agree as follows:

         1. Pledge. Pledgor hereby pledges to the Company, and grants to the Company a security interest in, the Pledged Interest and any related rights to payment, profits, distributions thereon, as the case may be, and all proceeds thereof, including any securities and moneys received (collectively the "Collateral"), whether now existing or acquired, as security for the prompt and complete payment when due of the unpaid principal of and interest on the Note and full payment and performance of the obligations and liabilities of Pledgor hereunder (including costs and attorneys fees associated with enforcement hereunder).

         2. Delivery of Pledged Interest. Pledgor agrees to deliver to the Company any certificates or instruments representing the Pledged Interest or other Collateral, duly endorsed in blank or accompanied by undated stock powers duly executed in blank by such Pledgor or such other instruments of transfer as are acceptable to the Company.

         3. Voting Rights; Cash Distribution. Notwithstanding anything to the contrary contained herein, during the term of this Agreement until such time as there exists a default in the payment of principal or interest on the Note or any other default under the Note or hereunder, Pledgor shall be entitled to all voting rights with respect to the Pledged Interest and shall be entitled to receive all cash distributions paid in respect of the Pledged Interest. Upon the occurrence of and during the continuance of any such default, at the option of the Company and upon notice by the Company to the Pledgor, Pledgor shall not be able to vote the Pledged Interest, such voting rights with respect thereto shall be exercisable by the Company and the Company shall retain all such cash distributions payable on the Pledged Interest as additional security hereunder. In furtherance of the Company's rights under this Section, the Pledgor shall execute and deliver to the Company, or cause to be executed and delivered to the Company, all such proxies, powers of attorney, and other instruments as the Company may reasonably request for the purpose of enabling the Company to exercise the voting rights which it is entitled to exercise or refrain from exercising pursuant to this Section 3.

         4. Other Distributions, etc. If, while this Agreement is in effect, Pledgor becomes entitled to receive or receives any securities or other property in addition to, in substitution of, or in exchange for any of the Pledged Interest (whether as a distribution in connection with any recapitalization, reorganization or reclassification), Pledgor shall accept such securities or other property on behalf of and for the benefit of the Company as additional security for Pledgor's obligations under the Note and shall promptly deliver such additional security to the Company together with duly executed forms of assignment, and such additional security shall be deemed to be part of the Pledged Interest hereunder.

         5. Default. If Pledgor (a) defaults in the payment of the principal under the Note when it becomes due (whether upon demand, acceleration or otherwise) or any other event of default under the Note or this Agreement occurs (including, without limitation, the bankruptcy or insolvency of Pledgor) or (b) defaults in the payment of interest or any other amount related to the Note, the Company may (following five (5) days notice to Executive, during which the default is not cured) exercise any and all the rights, powers and remedies of any owner of the Pledged Interest (including the right to vote the Pledged Interest and receive any distributions with respect to such Pledged Interest) and shall have and may exercise without demand any and all the rights and remedies granted to a secured party upon default under the Uniform Commercial Code of New York or otherwise available to the Company under applicable law. Without limiting the foregoing, after the occurrence of and during the continuance of a default, the Company is authorized to sell, assign and deliver at its discretion, from time to time, all or any part of the Collateral at any private sale or public auction, on not less than ten days written notice to Pledgor, at such price or prices and upon such terms as the Company may deem advisable. Pledgor shall have no right to redeem the Collateral after any such sale or assignment. At any such sale or auction, the Company may bid for, and become the purchaser of, the whole or any part of the Pledged Interest offered for sale. In case of any such sale, after deducting the costs, attorneys' fees and other expenses of sale and delivery, the remaining proceeds of such sale shall be applied to the principal of and accrued interest on the Note and other amounts related thereto (including costs, attorneys' fees associated with enforcement hereof); provided that after payment in full of the indebtedness evidenced by the Note, the balance of the proceeds of sale then remaining shall be paid to Pledgor and Pledgor shall be entitled to the return of any of the Pledged Interest remaining in the hands of the Company. Pledgor shall be liable for any deficiency (to the extent liable therefor under the Note) if the remaining proceeds are insufficient to pay the indebtedness under the Note in full, including the fees of any attorneys employed by the Company to collect such deficiency.

         6. Payment of Indebtedness and Release of Pledged Interest. Upon payment in full of the indebtedness evidenced by the Note and any amounts owed hereunder, the Company shall take all necessary action required to release any security interests the Company has with respect to the Collateral.

         7. No Other Liens; No Sales or Transfers. Pledgor hereby represents and warrants that Pledgor has good and valid title to all of the Collateral, free and clear of all liens, security interests and other encumbrances and Pledgor hereby covenants that, until such time as all of the outstanding principal of and interest on the Note and amounts due and owing hereunder have been repaid, Pledgor shall not (i) create, incur, assume or suffer to exist any pledge, security interest, encumbrance, lien or charge of Fany kind against the Collateral or Pledgor's rights or a holder thereof, or (ii) sell or otherwise transfer any of the Collateral or any interest therein.

         8. Further Assurances. Pledgor agrees that at any time and from time to time upon the written request of the Company, Pledgor shall execute and deliver such further documents (including UCC financing statements) and do such further acts and things as the Company may reasonably request to effect the purposes of this Agreement.

         9. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         10. No Waiver; Cumulative Remedies. The Company shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Company, and then only to the extent therein set forth. A waiver by the Company of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Company would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Company, any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

         11. Waivers, Amendments; Applicable Law. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the parties hereto. This Agreement and all obligations of the Pledgor hereunder shall together with the rights and remedies of the Company hereunder, inure to the benefit of the Company and its successors and assigns. This Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of New York, without giving effect to any applicable principles of conflicts of laws.

         IN WITNESS WHEREOF, this Stock Pledge Agreement has been executed as of the date first above written.

                                            EXECUTIVE:



                                            -----------------------------------



                                            MAXXIM MEDICAL, INC.


                                            By:
                                               --------------------------------
                                            Its:
                                                -------------------------------



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